STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”), effective as of February 6, 2017 by and between Marina Biotech, Inc., a Delaware corporation (the “Company”), having an address at 17870 Castleton Street, Suite 250, City of Industry, CA 91748, and the undersigned individual, corporation, limited liability company, partnership or trust executing this Agreement as a purchaser (the “Purchaser”), recites and provides as follows:

RECITALS

WHEREAS, the Company wishes to issue to the Purchaser, and the Purchaser wishes to purchase from the Company, such number of shares of the common stock, par value $0.006 per share, of the Company (“Common Stock”), as is set forth next to the Purchaser’s name on the signature page hereto (such number of shares of Common Stock, the “Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Purchaser hereby agree as follows:

1. Sale and Purchase of the Shares. In accordance with the terms and conditions of this Agreement, the Company hereby agrees to issue to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Shares, for the aggregate purchase price (the “Purchase Price”) as is specified on the signature page to this Agreement. Upon the Purchaser’s execution and delivery of this Agreement, and the receipt by the Company of the Purchase Price, the Company shall issue a certificate representing the Shares to the Purchaser. The closing of the purchase and sale of the Shares shall take place at the offices of Pryor Cashman LLP, 7 Times Square, New York, New York 10036, on the date hereof or at such other time and place as the Company and the Purchaser mutually agree.

2. Payment of Purchase Price. The Purchaser shall make payment of the Purchase Price to the Company by wire transfer of immediately available funds to an account specified in writing by the Company upon its execution and delivery of this Agreement.

3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company, and agrees, as applicable, that:

(a) This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes the Purchaser’s legal, valid and binding obligation enforceable in accordance with its terms. The Purchaser is authorized to effect the transactions contemplated by this Agreement, and the person signing this Agreement on behalf of the Purchaser has been duly authorized by the Purchaser to do so.

(b) The Purchaser is acquiring the Shares for the Purchaser’s own account for investment and not with a view to resale or distribution. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations and warranties as expressed herein. The Purchaser has not been formed for the purpose of acquiring the Shares or any other securities of the Company.

(c) The Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company concerning the Shares and the business of the Company, and to obtain such additional information that was otherwise provided, and has not been furnished any other literature relating to the Shares, the Company or its business.

(d) The Purchaser recognizes: (i) that the purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information which is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Purchaser as set forth in this Section 3 in determining the availability of exemptions from registration requirements under federal and state securities laws.

(e) The Purchaser fully understands and agrees that the Purchaser must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration requirements are available. The Purchaser understands that no public market now exists for the Shares, that the Company has made no assurances that a public market will ever exist for the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Securities Act such that the availability of the exemption from the registration requirements of the Securities Act provided by Rule 144 would be limited, delayed, or eliminated. The Purchaser further understands and agrees that the Company will not honor any attempt by the Purchaser to sell, pledge, transfer, or otherwise dispose of all or any portion of the Shares, in the absence of an effective registration statement therefor under the Securities Act and applicable state securities laws or an unqualified opinion of counsel, reasonably satisfactory in form and substance to the Company and its counsel, that exemptions are available therefrom with respect to such attempted disposition.

(f) The Purchaser: (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Purchaser in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

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(g) The Purchaser has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with this Agreement.

(h) The Purchaser acknowledges that it must depend entirely upon its own advisors for tax advice concerning an investment in the Company, that the Company has not provided any information on tax matters, and that any information provided to him, her or it by, or on behalf of, the Company is not to be construed as tax advice to it from counsel to the Company. The Purchaser will rely solely on its advisors and not on any statements or representations of the Company or any of its agents, and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of this investment, the transactions contemplated by this Agreement, or any future transfer of the Shares.

(i) The representations and warranties made in this Section 3, as well as all other information that the Purchaser has provided to the Company, either directly or indirectly, concerning the Purchaser’s financial position and knowledge of financial and business matters, is correct and complete as of the date hereof, and if there should ever be any material change in such information prior to the issuance to him of the Shares, the Purchaser will immediately notify the Company.

(j) The Purchaser qualifies as an “accredited investor” as such term is defined under Rule 501 of the Securities Act.

(k) The Purchaser understands and agrees that any restrictions that may be imposed on the transferability of the Shares under the securities laws of the United States of America or the securities laws of the states in which the Shares may be offered shall be binding on the Purchaser.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that:

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own, lease and operate its assets and properties, and to carry on its business, as it is being conducted as of the date of this Agreement.

(b) Authority. The Company has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement, including, without limitation, the issuance of the Shares to the Purchaser, and otherwise to carry out its obligations hereunder. The consummation by the Company of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Shares to the Purchaser, have been duly authorized by all necessary action on the part of the Company.

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(c) Valid Issuance of Securities. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, and, based in part upon the representations of the Purchaser in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Certificate of Incorporation or the By-Laws of the Company (each as amended and restated to date), (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt or otherwise of the Company) or other understanding to which the Company is a party or by which any property or asset of such Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in each case, such as could not reasonably be expected to have a material adverse effect on the Company.

(e) Capitalization. As of the date of this Agreement, the Company has 100,000 authorized shares of preferred stock, par value $0.01 per share, of which 1,080 shares are issued and outstanding (which shares are convertible into 7,550,000 shares of Common Stock), and 180,000,000 authorized shares of Common Stock, of which 89,771,379 shares are issued and outstanding (plus an additional 3,227,005 shares that are pending issuance).

(f) Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

5. Indemnification and Hold Harmless. The Purchaser agrees to indemnify and hold harmless the Company, its members, managers, agents, officers, employees, directors, shareholders and representatives, as well as all members, managers, agents, officers, employees, directors, shareholders and representatives of any of the foregoing, for and from any and all losses, liabilities, claims, damages or expenses (including without limitation, attorneys’ fees and other costs of investigating, prosecuting, or defending any litigation claim) caused, directly or indirectly, by the Purchaser’s breach of any agreement, representation or warranty herein or as a result of reliance by the Company or any such persons on the Purchaser’s representations and warranties contained herein.

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6. Legend. The Purchaser agrees that any certificates or other evidence of or for any and all of the Shares and any securities or interests issuable upon conversion thereof may be legended to reflect the restrictions set forth in this Agreement.

7. Applicable Law: Venue. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York without reference to the choice of law principles of any jurisdiction. The Purchaser expressly consents to the exclusive jurisdiction of the state and federal courts situated in the City, County and State of New York for all actions arising out of, or relating to, this Agreement and irrevocably waives the defense of inconvenient forum to the maintenance of such action or proceeding.

8. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective heirs, executors, administrators, successors, legal representatives, and assigns.

9. Notice. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given three (3) days after the date mailed when mailed by registered or certified mail, postage prepaid, or the next business day if sent by nationally recognized overnight courier such as Federal Express, or on the date delivered if by electronic mail or other means of personal delivery, to the address shown on the Company’s records, in the case of the Purchaser, and of the address set forth in the recitals to this Agreement, in the case of the Company, or to such other names or addresses as the Company or the Purchaser, as the case may be, shall designate by notice to the other party in the manner specified in this Section 9.

10. Severability. If any provision of this Agreement or its application to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement that can be given effect without the invalid or unenforceable provision or application, and shall not invalidate or render unenforceable the invalid or unenforceable provision in any other jurisdiction or under any other circumstance.

11. Entire Agreement. This Agreement constitutes the entire agreement by and between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings of the parties.

12. Variation in Pronouns. All pronouns shall be deemed to refer to masculine, feminine, neuter, singular, or plural, as the identity of the person or persons may require.

13. Confidentiality. The Purchaser acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any technical, trade or business secrets of the Company and any technical, trade or business materials that are treated by the Company as confidential or proprietary, and confidential information obtained by or given to the Company about or belonging to third parties.

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14. Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, admissible into evidence, and all of which together shall be deemed to be a single instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

15. Legal Counsel; Potential Conflicts. This Agreement was prepared by Pryor Cashman LLP, as counsel to the Company (“Counsel”), after full disclosure of its representation of the Company and with the consent and direction of the Company and the Purchaser. By executing this Agreement, the Purchaser represents that it has, after being advised of the potential conflicts between the Purchaser and the Company with respect to the future consequences of this Agreement, either consulted independent legal counsel or elected, notwithstanding the advisability of seeking such independent legal counsel, not to consult such independent legal counsel.

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IN WITNESS WHEREOF, this Stock Purchase Agreement has been duly executed by the Company and the undersigned Purchaser, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

MARINA BIOTECH, INC.

By:	/s/ Joseph W. Ramelli
Name:	Joseph W. Ramelli
Title:	Chief Executive Officer

LIPOMEDICS, INC.

By:	/s/ Tapas K. De
Name:	Tapas K. De
Title:	Chief Executive Officer

Address:

3400 Camp Bowie Boulevard, CBH-214
Fort Worth, Texas 76107

Number of Shares: 862,068

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